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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  April 21, 1998




                                 THE MACERICH COMPANY
                                 --------------------
                  (Exact name of registrant as specified in charter)



           Maryland                   1-12504                95-4448705
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 (State or Other Jurisdiction    (Commission File          (IRS Employer
      of Incorporation)              Number)           Identification No.)


     401 WILSHIRE BOULEVARD, SUITE 700, SANTA MONICA, CA 90401
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(Address of principal executive of offices)     (Zip code)



Registrant's telephone number including area code: (310) 394-6911

                                   Not Applicable.
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits


      1.1 Underwriting Agreement, dated April 21, 1998 between A.G. Edwards & Sons, Inc. and the Registrant regarding the sale of 808,989 shares of the Registrant's common stock (the "Shares").

      5.1 Opinion of O'Melveny & Myers LLP as to the validity of the Shares.

     23.1      Consent of O'Melveny & Myers LLP (included in Exhibit 5.1).




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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California.


                                   THE MACERICH COMPANY



                                   By:  /s/ RICHARD A. BAYER
                                        ----------------------------------------
                                        Richard A. Bayer
                                        General Counsel & Secretary

DATED:         April 23, 1998


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